       1 (Form 8-K)
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                              ---------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              ---------------------

                                 March 26, 2002
                Date of Report (Date of earliest event reported)


                       INTERNATURAL PHARMACEUTICALS, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)


            Nevada                                      52-2265135
   ---------------------------------                 ----------------
   (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                  Identification No.)



   4201 Wilshire Boulevard, Suite 525
     Los Angeles, California                               90010
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(Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code: (323) 954-9808

                                 Not Applicable
                           -------------------------
          (Former name or former address, if changed since last report)

       2 (Form 8-K)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Internatural Pharmaceuticals, Inc., (the "Company"), a Nevada corporation, recently acquired a majority interest in Neurochemical Research Corp., ("NRC") a Tennessee Corporation.

     A.  THE TRANSACTION

     On March 22, 2002, the Company entered into a Stock Purchase Agreement With Promissory Note with Coslabs, Ltd., H. Bana Ltd., and Overland Food Co., owners of common shares of NRC. Pursuant to this agreement, the Company purchased 7,390,000 shares of NRC's common stock, or approximately 73.44% of the 10,062,234 total issued and outstanding shares. On March 27, 2002, the effective date of the Stock Purchase Agreement, the Company became majority owner of NRC.

     Moreover, on March 28, 2002, the Company entered into a Stock Exchange Agreement with Neurochemical Research Corp. wherein the Company issued to NRC 2,000,000 post 5:1 forward split shares of unissued common stock of the Company and NRC issued to the Company 2,000,000 post 1:6 reverse split shares of unissued common stock of NRC.

     This transaction did not involve a material relationship between the above-mentioned previous owners of NRC and the Company, its affiliates, directors, officers or any associates of the Company's directors and officers.

     B.  ORGANIZATION OF THE ACQUIRED BUSINESS

     NRC was originally incorporated in Delaware on June 23, 1997. In November of 2000, NRC formed another corporation in the State of Nevada for purposes of changing is state of incorporation from Delaware to Nevada. The Delaware corporation was merged into the Nevada corporation on the 21st day of November, 2000. The Delaware corporation was merged out of existence on that same day and hour.

     On May 7, 2001, NRC's shareholders met and approved a merger with Covenant Environmental Technologies, Inc., ("CET") a Tennessee corporation. The separate existence of NRC ceased and CET became the surviving corporation.
The surviving corporation then changed its name to Neurochemical Research Corporation by filing amended Articles of Incorporation with the Tennessee Secretary of State on June 5, 2001.

       3 (Form 8-K)

     Presently, NRC operates out of its place of business located in San Luis Obispo, California.

     C.  NATURE OF THE ACQUIRED BUSINESS

     NRC markets and distributes nutitional products that provide a natural alternative to prescription drugs, offering no side effects and supplementing individual nutritional imbalances. Presently, NRC's product line includes the following:

     (1)  QuitSystem - Alcohol Recovery Systems.

     This therapeutic helps repair damage caused by excessive alcohol consumption. It promotes the restoration of normal digestive and nutrient absorption mechanics in the recovering alcoholic while reducing the discomfort of withdrawal.

     (2) QuitSystem - Stimulant Abuse Recovery.

     This drug-free program features nutrient therapy for the recovering drug abuser. Each capsule is formulated to promote a positive balance of anabolic activity for restoration of damaged tissue and
     neuro-transmitting function.   Anabolic activity pertains to
     synthetic phase of metabolism.

     (3)  QuitSystem - Smoker's Recovery.

     This formula provides the intensive replenishment of nutrients lost from smoking. On the same day of quitting it helps alleviate the biggest obstacle to quitting-anxiety, cravings and depression. This is nicotine free therapy.

     (4)  Anaplex-D - For Depression.

     Formulated to provide the best combination of nutrients for those who suffer from biochemical imbalances which affect the mood and behavior, causing depression. This formula represents a natural alternative to prescription antidepressant drugs.

       4 (Form 8-K)

     (5)  Anaplex- SD - for Stress.

     This non-prescriptive formula is a combination of pharmaceutical grade amino acids, vitamins and minerals, which assist in relieving stress anxiety and situational depression that can be caused by deficiencies in nutrients.

     (6)  ChemoKare- Cancer Treatment.

     This supplement contains Protykin and Activin both found in grapes and grape extract. Together they have been shown to possess a wide range of antioxidant, energy boosting and cancer fighting properties.

     (7)  VisionKare - for Vision Loss.

     Recent studies have shown that the proper nutrition can have a significant impact on age-related eye care. This supplement was formulated with L-Optizinc and Lutein, two recognized antioxidants that inhibit the process of macular degeneration, the leading cause of legal blindness in the United States. Macular degeneration is a condition in which cells of the macula lutea degenerate, resulting in blurred vision and ultimately blindness. The macula lutea is a minute yellowish area containing the forea centralis located near the center of the retina of the eye at which visual perception is most acute.

     NRC intends to continue marketing and distributing these products while positioning itself as an innovative, aggressive leader in the emerging self-care industry. NRC has identified potential markets for its nutritional supplements, health and diet products and new-age cosmetics and will continue to create market niches where there were none before, constantly generating new products that spin off the needs, hopes and desires of a newly emerging society.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 26, 2002, the Company entered into an employment agreement with Mr. Charles McGuirk. Therein, the Company agreed to employ Mr. McGuirk as Chief Executive Officer and Vice President. Moreover, upon appointment by shareholder approval, Mr. McGuirk will serve the company as its Director.

       5 (Form 8-K)

     Mr. McGuirk is a management and consulting business executive with 20 years experience marketing, corporate mergers, insurance, brokerage, sales, consultation and training. Of his over 20 years of work experience, he has served in various capacities, at least seven insurance companies including Blue Cross of California as Regional Manager. In recent years, he has worked as officer and member of the Board of Directors including being an interim corporate officer for Integrated Communication Network, Inc., Advance Laser Products, Inc. and PhoneTime Resources, Inc. prior to the merger with Global Access Pager. Charles J. McGuirk has an Associate Degree in Arts and Letters from Santa Monica College with continuing education from Loyola University and Merced Community College for Parallegal Studies. He has also earned accreditation as underwriter and insurance sales and brokerage from LIMRA School of Management for Professional Education.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     A. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION OF ACQUIRED BUSINESS

     At the time of the filing of this Current Report, Form 8-K, there were no current financial statements and/or pro forma financial information available with respect to the acquired business, NRC, discussed in Item 2 above. Therefore, none accompany this filing at this time. However, the Company will amend this filing and insert the required financial information as soon as they become available.

     B.  EXHIBITS

     Accompanying this filing and incorporated by reference herein are the following exhibits:

     7.1 Stock Purchase Agreement with Promissory Note, dated March 27, 2002.

     7.2  Stock Exchange Agreement, dated March 28, 2002.

     7.3  Trademark Assignment Agreement, dated April 4, 2002.

       6 (Form 8-K)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2002                   INTERNATURAL PHARMACEUTICALS, INC.



                                        By:  /s/ Lucille Abad
                                        ------------------------------------
                                             Lucille Abad
                                             President